UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2024

NORTHANN CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-56051	82-2911016
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Northann Distribution Center Inc.
9820 Dino Drive, Suite 110
Elk Grove,
CA
95624
(Address of Principal Executive Office) (Zip Code)

(916) 573 3803
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NCL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 26, 2024, Northann Corp. (the “Company”) entered into a lease agreement
(
as amended on August 5, 2024,

the “Lease Agreement”) with SKY SC LLC (the “Landlord”), with a commencement date of August 20, 2024 (the “Commencement Date”). The Lease Agreement premises (the “Premises”) includes approximately 106,610 square feet that is a portion of a 221,000 square feet building located at 2251 Catawba River Rd., Fort Lawn, South Carolina, USA. The Premises includes 4,560 square feet of office space and 98,400 square feet of industrial space. The Lease Agreement has a term of five years. The rent of the Lease Agreement will increase annually, from $33,315.63 per month in the first year to $37,497.03 per month in the fifth year. The Company is obligated to pay a security deposit of $97,370.47 in the form of immediately available funds. The Company has a first right of refusal to purchase the entire property for $12,000,000 in the first year of the term. The decision to purchase must be exercised with 10 days of notice from the Landlord and the closing must occur within 90 days.

The foregoing description of the
Lease
Agreement is qualified in its entirety by reference to the
Lease
Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 7.01. Regulation FD Disclosure

On August 5, 2024, the Company issued a press release announcing its plan to relocate its headquarters to South Carolina. A copy of that press release is furnished on Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

10.1†	Lease Agreement, dated July 26, 2024 and amended as of August 5, 2024, among Northann Corp. and SKY SC LLC

99.1	Press Release dated August 5, 2024

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

† Exhibits and schedules to this Exhibit have been omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHANN CORP.

Date: August 5 , 2024	By:	/s/ Lin Li
	Name:	Lin Li
	Title:	Chief Executive Officer

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